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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported) June 12, 2007 (June 12, 2007)

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                            Arbor Realty Trust, Inc.

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             (Exact name of registrant as specified in its charter)


       Maryland                 001-32136                20-0057959
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    (State or other            (Commission              (IRS Employer
    jurisdiction of           File Number)           Identification No.)
    incorporation)


        333 Earle Ovington Boulevard, Suite 900 Uniondale, New York 11553
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               (Address of principal executive offices) (Zip Code)


                                 (516) 832-8002
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              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                            Arbor Realty Trust, Inc.
                           Current Report on Form 8-K

Item 8.01  Other Events.

      On June 12, 2007, Arbor Realty Trust, Inc. (the "Company") issued a press release announcing that the Company closed on a $210 million preferred equity investment as part of the purchase of Extended Stay Hotels, Inc. from Blackstone by The Lightstone Group, LLC. A copy of the press release is attached hereto as
Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.


(c)   Exhibits

      Exhibit Number
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            99.1 Press Release, dated June 12, 2007.


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                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: June 12, 2007           ARBOR REALTY TRUST, INC.


                               By:    /s/ Walter K. Horn
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                               Name:  Walter K. Horn
                               Title: General Counsel, Secretary and Director of
                                      Compliance


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                                  EXHIBIT INDEX


    Exhibit Number
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         99.1  Press Release, dated June 12, 2007.



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